                                 EXHIBIT 10.12

             SECOND AMENDMENT, EFFECTIVE AS OF SEPTEMBER 30, 1998,
         TO REVOLVING CREDIT AGREEMENT, DATED AS OF JANUARY 22, 1997,
            AMONG MILLIPORE CORPORATION AND THE FIRST NATIONAL BANK
     OF BOSTON, ABM AMRO BANK N.V. AND CERTAIN OTHER LENDING INSTITUTIONS

                              SECOND AMENDMENT TO
                          REVOLVING CREDIT AGREEMENT
                          --------------------------

      THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Second Amendment") is made and entered into as of September 30, 1998, by and among (a) MILLIPORE CORPORATION, a Massachusetts corporation having its principal place of business at 80 Ashby Road, Bedford, MA 01730 (the "Borrower"), (b)
                                                       --------
 BANKBOSTON, N.A., with its head office at 100 Federal Street, Boston, Massachusetts 02110 ("BkB"), ABN AMRO BANK N.V., with its Boston branch at One
                       ---
 Post Office Square, Boston, Massachusetts 02109 ("ABN"), and the other lending institutions party hereto (collectively with BkB and ABN, the "Banks") and (c)
                                                                -----
 BANKBOSTON, N.A., as administrative agent for the Banks (the "Administrative
                                                               --------------
 Agent") and ABN AMRO BANK N.V., as documentation agent for the Banks (the
 -----
 "Documentation Agent", and collectively with the Administrative Agent, the
 --------------------
 "Agents").
 -------

      WHEREAS, the Borrower, the Agents and certain of the Banks entered into a Revolving Credit Agreement dated as of January 22, 1997, which was amended pursuant to that certain First Amendment Revolving Credit Agreement (the "First
                                                                           -----
 Amendment"), dated as of February 11, 1997 (as amended by the First Amendment,
 ---------
 the "Credit Agreement"), pursuant to which the Banks extended credit to the
      ----------------
 Borrower on the terms set forth therein;

      WHEREAS, the Borrower has requested that the Banks make certain revisions to its financial covenants as hereinafter set forth, and the Banks have agreed to make such revisions;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Effective as of September 30, 1998:

     1.    DEFINITIONS.      Capitalized terms used herein without definition
           ------------
shall have the meanings assigned to such terms in the Credit Agreement.

     2.    AMENDMENT TO (S)1.1.
           --------------------

       The definitions of "Consolidated Earnings Before Interest, Taxes, Depreciation and Amortization or EBITDA" and "Pricing Table" in (S)1.1 of the Credit Agreement are deleted in their entirety and the following new definitions are inserted in their place:

           Consolidated Earnings Before Interest, Taxes, Depreciation and
           ------------ -------- ------ --------  -----  ------------ ---
       Amortization or EBITDA.  For any period, without duplication,
       ------------    ------
       Consolidated Net Income (or Deficit) plus (a)  Consolidated Total
                                            -----

     Interest Expense, (b) income taxes, (c) depreciation expense, (d) amortization expense, (e) restructuring charges and other one time expense items as identified by the Borrower in the press release announcing Borrower's third quarter 1998 financial results, not to exceed $55,000,000 in the aggregate, before tax benefits, taken as a special charge to the extent deducted from Consolidated Net Income (or Deficit) in the quarter ending September 30, 1998, minus one-time gains of $35,594,000, on the sale of Perkin-Elmer stock recognized in the fiscal quarter ending March 31, 1998, to the extent such gains were added to Consolidated Net Income; provided that, for purposes of calculating the financial covenants pursuant to (S)9, the portion of EBITDA derived from Subsidiaries acquired since the date of the most recent financial statements delivered to the Banks pursuant to (S)7.4 hereof shall be included in the calculation of EBITDA if
     (i) the financial statements of such acquired Subsidiaries have been audited for the period sought to be included by an independent accounting firm satisfactory to the Administrative Agent or (ii) the Administrative Agent consents to such inclusion, such consent not to be unreasonably withheld.

                                PRICING TABLE.
                                --------------


----------------------------------------------------------------------------------------------------------------------------
Level                 Senior Public         Funded Debt           Applicable            Applicable            Applicable
                       Debt Rating           To EBITDA         Facility Rating           LC Rate                Margin
                                               Ratio             (per annum)           (per annum)           (per annum)
----------------------------------------------------------------------------------------------------------------------------
 1                 Baal/BBB+        less than 4.00                        0.1250%               0.2300%         0.2300%
----------------------------------------------------------------------------------------------------------------------------
 2                 Baa2/BBB         less than 4.00                        0.1500%               0.2750%         0.2750%
----------------------------------------------------------------------------------------------------------------------------
 3                 Baa3/BBB-        less than 4.00                        0.2250%               0.3750%         0.3750%
----------------------------------------------------------------------------------------------------------------------------
 4                 Ba1/BB+          less than=4.00 but more than 4.50     0.3000%               0.7000%         0.7000%
----------------------------------------------------------------------------------------------------------------------------
 5                 Ba2/BB or        less than=4.50                        0.3750%               1.1250%         1.1250%
                   Below
----------------------------------------------------------------------------------------------------------------------------

     The applicable rates or margin charged on any day shall be determined by the Senior Public Debt Rating in effect as of that day; provided that (A) Level 4 pricing shall be effective from September 30, 1998, through the receipt of the Company's Compliance Certificate for the quarter ended December 31, 1998, unless a change in the Senior Public Debt Rating would require Level 5 pricing, and (B) thereafter, if the Company's Funded Debt to EBITDA ratio as reported on its Compliance Certificate equals or exceeds
     (a) 4:1, but is less than 4.50:1, Level 4 pricing shall apply, and (b) 4.50:1, Level 5 pricing shall apply. Any change in applicable rates or margins based on the Funded Debt to EBITDA ratio shall become effective the first day after receipt by the Banks of a Compliance Certificate indicating a Funded Debt to EBITDA ratio of greater than or equal to 4:1. If at any time any Compliance Certificate is not delivered within the time period specified in (S)7.4(a) or (b), Level 5 pricing shall be in effect, subject to adjustment prospectively upon actual receipt of such Compliance Certificate. Notwithstanding the above, if the Senior Public Debt Rating and Funded Debt to EBITDA ratio indicate two different levels of pricing, the higher of the two levels shall apply.

     3.           NEW (S)6.19. Section 6, "Representations and Warranties", is
                  -----------
hereby amended by adding a new Section 6.19 immediately after existing Section 6.18, as follows:

         (S)6.19. Year 2000 Compliance.  The Borrower and its Subsidiaries have
                  --------------------
     reviewed the areas within their businesses and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the "year 2000 Problem" (i.e. the risk that computer applications used by the Borrower or any of its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999). Based upon such review, the Borrower reasonably believes that the "Year 2000 Problem" will not have any materially adverse effect on the business or on the consolidated financial condition of the Borrower and its Subsidiaries.

     4.  AMENDMENT TO (S)7.18.  Section 7.18 is hereby amended by deleting it in
         --------------------
its entirety and replacing it with the following section:

         (S)7.18 Amendment of Note Purchase Agreement.  Metropolitan Life
         --------------------------------------------
     Insurance Company shall have: (a) agreed to amend its Note Purchase Agreement on terms which mirror or are no more restrictive than the Credit Agreement, as amended and (b) waived any default thereunder until the date of such amendment. Such amendment shall be in full force and effect no later than November 2, 1998.

     5.  AMENDMENT TO (S)8.4.  Section 8.4 is hereby amended by deleting it in
         -------------------
its entirety and replacing it with the following paragraph:

         Except as provided below, neither the Borrower nor any of its Subsidiaries will (a) declare or pay any Distributions, or (b) redeem, convert, retire or otherwise acquire shares of any class of its capital stock (other than in connection with a merger permitted by (S)8.3 hereof or conversion into another form of equity of any preferred shares of the Borrower existing as of the Closing Date pursuant to the terms thereof. If no Default or Event of Default has occurred and is continuing, or would be created as a result of such Distribution, (1) the Borrower and its Subsidiaries may declare or pay cash dividends and (2) the Borrower and its Subsidiaries may redeem, convert, retire, or otherwise acquire stock, so long as (A) the aggregate amount of all such Distributions, beginning September 30, 1998, do not exceed (i) $20,000,000 plus (ii) 50% of positive
                                                       ----
     Consolidated Net Income attributable to the fourth quarter of the year ending December 31, 1998, plus (iii) 50% of positive Consolidated Net
                               ----
     Income for each full year thereafter, and (B) with respect to Distributions under clause (2) above only, the ratio of Funded Debt to

     EBITDA is less than 2.50:1, as reported in the most recent Compliance Certificate, and would remain less than 2.50:1, after giving effect to any Indebtedness to be incurred in connection with such Distribution. Notwithstanding the above, any Subsidiary may make Distributions to the Borrower and the Borrower agrees that neither the Borrower nor any Subsidiary will enter into any agreement restricting Distributions from such Subsidiary to the Borrower, and warrants that no such restriction is in effect as of the Closing Date, provided, that the provisions of this
                                       --------
     sentence shall not apply to restrictions on the use or any Distribution of the proceeds of industrial development grants obtained by the Borrower's Subsidiary from any industrial development authority.

     6. Amendment to Section 9.1 is hereby amended by deleting the existing table and replacing it in its entirety with the following table:


-----------------------------------------------------------------------------
For the Quarters Ending:                Ratio
-----------------------------------------------------------------------------
9/30/98                                 4.50:1.00
-----------------------------------------------------------------------------
12/31/98                                5.25:1.00
-----------------------------------------------------------------------------
3/31/99                                 5.15:1.00
-----------------------------------------------------------------------------
6/30/99                                 5.00:1.00
-----------------------------------------------------------------------------
9/30/99                                 4.25:1.00
-----------------------------------------------------------------------------
12/31/99                                3.50:1.00
-----------------------------------------------------------------------------
3/31/00                                 3.00:1.00
-----------------------------------------------------------------------------
6/30/00                                 2.75:1.00
-----------------------------------------------------------------------------
Thereafter                              2.50:1.00
-----------------------------------------------------------------------------

     7.   Amendment to (S)9.2.  Section 9.2 is hereby amended by deleting the
          --------------------
existing table and replacing it in its entirety with the following table:


-----------------------------------------------------------------------------
For the Quarters Ending:                Ratio
-----------------------------------------------------------------------------
9/30/98                                 1.25:1.00
-----------------------------------------------------------------------------
12/31/98                                0.70:1.00
-----------------------------------------------------------------------------
3/31/99                                 1.00:1.00
-----------------------------------------------------------------------------
6/30/99                                 1.25:1.00
-----------------------------------------------------------------------------
9/30/99                                 2.25:1.00
-----------------------------------------------------------------------------
12/31/99                                3.25:1.00
-----------------------------------------------------------------------------
3/31/00                                 3.75:1.00
-----------------------------------------------------------------------------
Thereafter                              4.00:1.00
-----------------------------------------------------------------------------


     8.   New (S)9.3.  Section 9, Financial Covenants of the Borrower, is hereby
          -----------             -----------------------------------
amended by adding a new Section 9.3 immediately after existing Section 9.2, as follows:

          (S)9.3 MINIMUM EBITDA.  As of the end of any fiscal quarter in which
                 --------------
     the Funded Debt to EBITDA ratio exceeds 2.50:1.00, EBITDA for the Reference Period ending on such date shall not be less than the amount set forth below:

-------------------------------------------------------------------------------------------
For the Four Quarters Ending:                            EBITDA:
-------------------------------------------------------------------------------------------
9/30/98                                                  $100,000,000
-------------------------------------------------------------------------------------------
12/31/98                                                 $ 90,000,000
-------------------------------------------------------------------------------------------
3/31/98                                                  $ 93,000,000
-------------------------------------------------------------------------------------------
6/30/99                                                  $ 95,000,000
-------------------------------------------------------------------------------------------
9/30/99                                                  $112,500,000
-------------------------------------------------------------------------------------------
12/31/99                                                 $130,000,000
-------------------------------------------------------------------------------------------
3/31/00                                                  $150,000,000
-------------------------------------------------------------------------------------------
Thereafter                                               $165,000,000
-------------------------------------------------------------------------------------------


     9.   AMENDMENT TO SCHEDULE 1 TO THE CREDIT AGREEMENT.  Schedule 1 to the
          -----------------------------------------------   ----------
Credit Agreement is hereby amended by deleting such schedule in its entirety and substituting the Schedule 1 attached hereto in place thereof. The parties
                 ----------
hereto hereby acknowledge and agree that each reference to Schedule 1 in the
                                                           -------- -
Credit Agreement or any other Loan Document shall henceforth be a reference to

Schedule 1 attached hereto or as subsequently amended.
----------

     10.  REPRESENTATIONS AND WARRANTIES.  The Borrower represents and warrants
          ------------------------------
as follows:

     (a) The execution and delivery of this Second Amendment and the performance of the transactions contemplated hereby (i) are within the corporate authority of the Borrower, (ii) have been duly authorized by all necessary corporate proceedings on the part of the Borrower, (iii) do not conflict with or result in any material breach or contravention of any provision of law, statute, rule or regulation to which the Borrower is subject or any judgement, order, writ, injunction, license or permit applicable to the Borrower so as to materially adversely affect the assets, business or any activity of the Borrower, and (iv) do not conflict with any provision of the corporate charter or bylaws of the Borrower or any agreement or other instrument binding upon the Borrower. Except for the merger of certain wholly-owned Subsidiaries into the Borrower, there have been no amendments to the charter documents or by-laws of the Borrower since February 11, 1997.

     (b) The execution and delivery of this Second Amendment and the performance of the transactions contemplated hereby will result in valid and legally binding obligations of the Borrower party thereto enforceable against the Borrower in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     (c) The execution and delivery by the Borrower of this Second Amendment and the consummation by the Borrower of the transactions contemplated hereby and thereby do not require any approval or consent of, or filing with, any governmental agency or authority other than those already obtained.

     (d) The representations and warranties contained in the Credit Agreement or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Second Amendment were true as of the date as of which they were made and are true at and as of the Effective Date with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and by this Second Amendment and changes occurring in the ordinary course of business which singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly and solely to an earlier date).

     (e) The Borrower has performed and complied with all terms and conditions in the Credit Agreement and this Second Amendment required to be performed or complied with by it prior to or at the Effective Date, and no Default or Event of Default or condition which would result in a Default or Event of Default has occurred and is continuing, except that which would have occurred but for the modifications contained in this Second Amendment.

     11.  RATIFICATION, ETC.  Except as expressly amended hereby, the Credit
          -----------------
Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Second Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Second Amendment.

     12.  GOVERNING LAW.  THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND
          -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS) AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

     13.  COUNTERPARTS.  This Second Amendment may be executed in any number of
          ------------
counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

     14.  EFFECTIVENESS.  This Second Amendment shall become effective upon the
          -------------
satisfaction of each of the following conditions (the "Effective Date"):
                                                       --------------

     (a) This Second Amendment shall have been executed and delivered by the respective parties hereto, including by the Majority Banks;

     (b) All corporate action necessary for the valid execution and delivery by the Borrower of this Second Amendment and the performance of the transactions contemplated hereby and thereby shall have been taken, and satisfactory evidence thereof shall have been provided to the Administrative Agent;

     (c) The Borrower shall have paid to each Bank that has executed and delivered this Second Amendment, an amendment fee (the "Amendment Fee"), which shall be in an amount equal to 0.25% of each such Bank's Commitment; and

     (d) The Borrower shall have paid all fees required under that certain Fee Letter of even date herewith and shall have reimbursed the Administrative Agent for all costs and expenses (including legal fees) incurred by the Administrative Agent in connection with the closing of this Second Agreement and related Loan Documents.

     IN WITNESS WHEREOF, each of the undersigned has duly executed this Second Amendment under seal as of the date first set forth above.


                                    THE BORROWER:
                                    -------------

                                    MILLIPORE CORPORATION



                                    By:  /s/ Francis J. Lunger
                                         ---------------------
                                         Francis J. Lunger
                                         Chief Financial Officer


                                    THE BANKS AND AGENTS:
                                    ---------------------

                                    BANKBOSTON, N.A.,
                                    Individually and as Agent


                                    By:  /s/ William R. Rogers
                                         ---------------------
                                         William R. Rogers
                                         Vice President

                                    ABN AMRO BANK N.V.
                                    ------------------

                                    By:  /s/ James S. Adelsheim
                                         ----------------------
                                         James S. Adelsheim
                                         Group Vice President


                                    By:  /s/ John D. Rogers
                                         ------------------
                                         John D. Rogers
                                         Vice President


                                    BANK OF TOKYO-MITSUBISHI
                                      TRUST COMPANY


                                    By:  /s/ Pamela Donnelly
                                         -------------------
                                         Pamela Donnelly
                                         Vice President


                                    By:
                                         Name:
                                         Title:


                                    THE CHASE MANHATTAN BANK


                                    By:  /s/ Jeffrey Heuer
                                         -----------------
                                         Jeffrey Heuer
                                         Vice President



                                    FLEET NATIONAL BANK


                                    By:  /s/ Roger C. Boucher
                                         --------------------
                                         Roger C. Boucher
                                         Vice President

                                    By:
                                         Name:
                                         Title:


                                    THE BANK OF NOVA SCOTIA


                                    By:
                                         Name:
                                         Title:


                                    By:
                                         Name:
                                         Title:



                                    THE SANWA BANK, LIMITED


                                    By:  /s/ Jean-Michel Fatovic
                                         -----------------------
                                         Jean-Michel Fatovic
                                         Vice President


                                    CITIZENS BANK OF MASSACHUSETTS


                                    By:  /s/ Bruce A. Berneir
                                         --------------------
                                         Bruce A. Berneir
                                         Vice President


                                    By:
                                         Name:
                                         Title:

                                    THE DAI-ICHI KANGYO BANK, LTD.


                                    By:  /s/ Nelson Chang
                                         ----------------
                                         Nelson Chang
                                         Account Officer


                                    By:
                                         Name:
                                         Title:



                                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                    By:  /s/ John M. Mikolay
                                         -------------------
                                         John M. Mikolay
                                         Vice President



                                    MELLON BANK, N.A.


                                    By:  /s/ R. Jane Westrich
                                         --------------------
                                         R. Jane Westrich
                                         Vice President



                                    By:
                                         Name:
                                         Title:

                                    THE SAKURA BANK, LIMITED NEW YORK BRANCH


                                    By:  /s/ Yasumasa Kikuchi
                                         --------------------
                                         Yasumasa Kikuchi
                                         Senior Vice President


                                    By:
                                         Name:
                                         Title:


                                    STATE STREET BANK AND TRUST COMPANY


                                    By:
                                         Name:
                                         Title:

                                    By:
                                         Name:
                                         Title:


                                    THE SUMITOMO BANK, LIMITED

                                    By:  /s/ J. Bruce Meredith
                                         ---------------------
                                         J. Bruce Meredith
                                         Senior Vice President


                                    By:
                                         Name:
                                         Title:

                                    BANKERS TRUST COMPANY

                                    By:  /s/ Gina S. Thompson
                                         --------------------
                                         Gina S. Thompson
                                         Vice President


                                    By:
                                         Name:
                                         Title:


                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By:  /s/ Vladimir Labun
                                         ------------------
                                         Vladimir Labun
                                         First Vice President - Manager


                                    By:
                                         Name:
                                         Title:


                                    BANK AUSTRIA CREDITANSTALT
                                     CORPORATE FINANCE INC.


                                    By:  /s/ R. TenHave
                                         --------------
                                         R. TenHave
                                         Senior Vice President

                                    By:  /s/ Frederic W. Hall
                                         --------------------
                                         Frederic W. Hall
                                         Vice President

                                    CREDITO ITALIANO SPA

                                    By:  /s/ Harmon P. Butler
                                         --------------------
                                         Harmon P. Butler
                                         FVP & Deputy Manager


                                    By:
                                         Gianfranco Bisangi
                                         First Vice President

                                                               SCHEDULE 1
                                                               ----------


                         BANKS; COMMITMENT PERCENTAGES
                         -----------------------------



------------------------------------------------------------------------------
BANK                                                COMMITMENT PERCENTAGE
------------------------------------------------------------------------------
BANKBOSTON, N.A.
Domestic and Eurodollar Lending Office:
     100 Federal Street, M/S 01-08-06
     Boston, MA  02110                              8.8888888890%
     Attention:  William R. Rogers
     Fax Number:  (617) 434-0819

------------------------------------------------------------------------------
ABN AMRO BANK N.V.
Domestic and Eurodollar Lending Office:
     One Post Office Square, 39th Floor
     Boston, MA  02109
     Attention:  James Adelsheim                    8.8888888889%
     Fax Number:  (617) 988-7910
------------------------------------------------------------------------------
BANK OF TOKYO-MITSUBISHI
TRUST COMPANY
Domestic and Eurodollar Lending Office:
     1251 Avenue of the Americas
     New York, NY  10020-1104                       8.7037037038%
     Attention:  Thomas Fennessey
     Fax Number:  (212) 782-6440
------------------------------------------------------------------------------
THE CHASE MANHATTAN BANK
Domestic and Eurodollar Lending Office:
     85 Wells Avenue, Suite 200
     Newton, MA  02459                              8.7037037038%
     Attention:  Jeff Heuer
     Fax Number:  (617) 928-3057
------------------------------------------------------------------------------
FLEET NATIONAL BANK
Domestic and Eurodollar Lending Office:
     One Federal Street, MAOFD07L
     Boston, MA  02110                              8.7037037038%
     Attention:  Roger C. Boucher
     Fax Number:  (617) 346-0145
------------------------------------------------------------------------------

------------------------------------------------------------------------------
THE BANK OF NOVA SCOTIA
Domestic and Eurodollar Lending Office:
     28 State Street
     Boston, MA  02209                              6.1111111111%
     Attention:  M.R. Bradley
     Fax Number:  (617) 624-7607
------------------------------------------------------------------------------
THE SANWA BANK, LIMITED
Domestic and Eurodollar Lending Office:
     Park Avenue Plaza
     55 East 52nd Street                            6.1111111111%
     New York, NY  10055
     Attention:  Jean-Michel Fatovic
     Fax Number:  (212) 754-1304
------------------------------------------------------------------------------
CITIZENS BANK OF MASSACHUSETTS
Domestic and Eurodollar Lending Office:
     28 State Street
     Boston, MA  02110                              4.4444444444%
     Attention:  Bruce Bernier
     Fax Number:  (617) 725-5690
------------------------------------------------------------------------------
THE DAI-ICHI KANGYO BANK, LTD.
Domestic and Eurodollar Lending Office:
     One World Trade Center, Suite 4911
     New York, NY  10048                            4.4444444444%
     Attention:  Nelson Chang
     Fax Number:  (212) 912-1879
------------------------------------------------------------------------------
MORGAN GUARANTY TRUST
COMPANY OF NEW YORK
Domestic and Eurodollar Lending Office:
     60 Wall Street
     New York, NY  10260                            4.4444444444%
     Attention:  Deborah Brodheim
     Fax Number:  (212) 648-5939
------------------------------------------------------------------------------
MELLON BANK, N.A.
Domestic and Eurodollar Lending Office:
     One Boston Place, Aim #024-006A
     Boston, MA  02108                              4.4444444444%
     Attention:  R. Jane Westrich
     Fax Number:  (617) 722-3516
------------------------------------------------------------------------------
THE SAKURA BANK, LIMITED
NEW YORK BRANCH
Domestic and Eurodollar Lending Office:
     101 Park Avenue, 15th floor                    4.4444444444%
     New York, NY  10178
     Attention:  Takehiro Matsumoto
     Fax Number:  (212) 909-4599
------------------------------------------------------------------------------

------------------------------------------------------------------------------
STATE STREET BANK AND TRUST COMPANY
Domestic and Eurodollar Lending Office:
     225 Franklin Street, M2
     Boston, MA  02110                              4.4444444444%
     Attention:  Monica M. Sheehan
     Fax Number:  (617) 664-4971
------------------------------------------------------------------------------
THE SUMITOMO BANK, LIMITED
Domestic and Eurodollar Lending Office:
     U.S. Corporate Department
     277 Park Avenue                                4.4444444444%
     New York, NY  10172
     Attention:  Bruce Gregory
     Fax Number:  (212) 224-5188
------------------------------------------------------------------------------
BANKERS TRUST COMPANY
     130 Liberty Street
     New York, NY  10006
     Attention:  Jim Reilly                         4.4444444444%
     Fax Number:  (212) 250-7218
------------------------------------------------------------------------------
CREDIT LYONNAIS NEW YORK BRANCH
Domestic and Eurodollar Lending Office:
     1301 Avenue of the Americas, 18th Floor
     New York, NY  10019                            3.2539682540%
     Attention:  Tony Muller
     Fax Number:  (212) 459-3179
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BANK AUSTRIA CREDITANSTALT
   CORPORATE FINANCE INC.
     565 Fifth Avenue
     New York, NY  10017                            2.8571428571%
     Attention:  Rick Hall
     Fax Number:  (212) 880-1040
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CREDITO ITALIONO SPA
     375 Park Avenue
     New York, NY  10152                            2.2222222222%
     Attention:  Harmon Butler
     Fax Number:  (212) 546-9675
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